                                   EXHIBIT 4.1

NUMBER S                     CLICKSERVICE SOFTWARE LTD.                   SHARES
        --------                                                 ---------


 INCORPORATED UNDER THE LAWS OF                              SEE REVERSE FOR
       THE STATE OF ISRAEL                                 CERTAIN DEFINITIONS
                                                                  CUSIP


       THIS CERTIFIES THAT ___________________________ is the registered holder of ___________________________ fully paid and non-assessable Ordinary Shares, 0.02 NIS par value, of CLICKSERVICE SOFTWARE LTD. transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

       WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.



Dated:




-------------------------                              -------------------------
Chief Financial Officer                                Chief Executive Officer


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                           CLICKSERVICE SOFTWARE LTD.

        A statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights as established, from time to time, by the Articles of Association of the Corporation and by any certificate of designation, and the number of shares constituting each class and series and the designations thereof, may be obtained by the holder hereof upon request and without charge from the Corporation at its principal office.


        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


  TEN COM    --   as tenants in common                  UNIF GIFT MIN ACT-- _______________Custodian_______________
  TEN ENT    --   as tenants by the entireties                                  (Cust)                  (Minor)
  JT TEN     --   as joint tenants with rights                              under Uniform Gifts to Minors
                  of survivorship and not as                                Act_____________________________________
                  tenants in common                                                     (State)
                                                        UNIF TRF MIN ACT--  ____________Custodian (until age________)
                                                                             (Cust)
                                                                            ______________ under Uniform Transfers
                                                                               (Minor)
                                                                            to Minors Act__________________________
                                                                                                  (State)

                  Additional abbreviations may also be used though not in the above list.

        FOR VALUE RECEIVED, ____________________________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
  IDENTIFYING NUMBER OF ASSIGNEE

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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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                                                                 Ordinary Shares
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represented by the within Certificate, and do hereby irrevocably constitute and appoint

                                                                        Attorney
------------------------------------------------------------------------
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
     --------------------------

                                        X
                                         ---------------------------------------
                                        X
                                         ---------------------------------------

                                NOTICE:  THE SIGNATURE(S) TO THIS ASSIGNMENT
                                         MUST CORRESPOND WITH THE NAME(S) AS
                                         WRITTEN UPON THE FACE OF THE
                                         CERTIFICATE IN EVERY PARTICULAR,
                                         WITHOUT ALTERATION OR ENLARGEMENT
                                         OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed


By
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THE SIGNATURES MUST BE GUARANTEED BY AN
ELIGIBLE GUARANTOR INSTITUTION (BANKS,
STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.